Q2 FY18 Earnings Release	Page 1 of 4

For more information contact:

Investor Relations
Jason Willey
(206) 272-7908
j.willey@f5.com

Public Relations
Nathan Misner
(206) 272-7494
n.misner@f5.com

F5 Networks Announces Second Quarter Fiscal 2018 Results
SEATTLE, WA - April 25, 2018 - F5 Networks, Inc. (NASDAQ: FFIV) today announced revenue of $533.3 million for the second quarter of fiscal 2018, up 2.9% from $518.2 million in the second quarter of fiscal 2017. Growth compared with the second quarter of fiscal 2017 was driven by our software solutions and Services business.
GAAP net income for the second quarter of fiscal 2018 was $109.6 million, or $1.77 per diluted share, compared to $93.1 million, or $1.43 per diluted share in the second quarter of fiscal 2017. Excluding the impact of stock-based compensation, amortization of purchased intangible assets, and litigation expenses, non-GAAP net income for the second quarter of fiscal 2018 was $143.3 million, or $2.31 per diluted share, compared to $127.0 million, or $1.95 per diluted share in the second quarter of fiscal 2017.
A reconciliation of net income, earnings per share, and other measures on a GAAP to non-GAAP basis is included on the attached Consolidated Income Statements.
“We had solid execution across the organization during the second quarter,” said François Locoh-Donou, F5 President and Chief Executive Officer. "Our software business had another quarter of outstanding growth, driven by deployments in the public cloud, and our Services organization continues to deliver tremendous value to our customers and strong financial performance.
“At our Analyst and Investor meeting in early March, we outlined a long-term strategic roadmap centered on supporting customers as their applications evolve in a multi-cloud world. The entire F5 organization is aligned to delivering the products and services necessary to meet our customers’ needs, regardless of where their applications reside. This focus is evident in the new BIG-IP Cloud Edition announced today and the Advanced Web Application Firewall solutions we introduced earlier this month.”

Q2 FY18 Earnings Release	Page 2 of 4

For the third quarter of fiscal 2018, ending June 30, the company has set a revenue goal of $535 million to $545 million with a GAAP earnings target of $1.79 to $1.82 per diluted share and a non-GAAP earnings target of $2.36 to $2.39 per diluted share.
A reconciliation of the company’s expected GAAP and non-GAAP earnings is provided in the following table:

	Three months ended
	June 30, 2018
	(in millions, except per share amounts)

Reconciliation of Expected Non-GAAP Third Quarter Earnings	Low	High
Net income	$110.2	$112.0
Stock-based compensation expense	$42.0	$42.0
Amortization of purchased intangible assets	$2.8	$2.8
Tax effects related to above items	$(9.4)	$(9.4)
Non-GAAP net income excluding stock-based compensation expense and amortization of purchased intangible assets	$145.6	$147.4
Net income per share - diluted	$1.79	$1.82
Non-GAAP net income per share - diluted	$2.36	$2.39
Francis J. Pelzer Appointed Executive Vice President and Chief Financial Officer
The company also announced the appointment of Francis "Frank" Pelzer as Executive Vice President and Chief Financial Officer, effective May 21, 2018. Pelzer joins F5 from SAP where he was most recently President and Chief Operating Officer of the Cloud Business Group, where he has been responsible for the execution of strategy and operations of SAP’s Software-as-a-Service portfolio, including Concur, Ariba, Fieldglass, SucessFactors, and Hybris. Previously, Pelzer served as Chief Financial Officer of Concur Technologies, a cloud-based travel and expense management solution provider that was purchased by SAP in 2014.

Q2 FY18 Earnings Release	Page 3 of 4

Forward Looking Statements
This press release contains forward-looking statements including, among other things, statements regarding the continuing strength and momentum of F5's business, future financial performance, sequential growth, projected revenues including target revenue and earnings ranges, income, earnings per share, share amount and share price assumptions, demand for application delivery networking, application delivery services, security, virtualization and diameter products, expectations regarding future services and products, expectations regarding future customers, markets and the benefits of products, and other statements that are not historical facts and which are forward-looking statements. These forward-looking statements are subject to the safe harbor provisions created by the Private Securities Litigation Reform Act of 1995. Actual results could differ materially from those projected in the forward-looking statements as a result of certain risk factors. Such forward-looking statements involve risks and uncertainties, as well as assumptions and other factors that, if they do not fully materialize or prove correct, could cause the actual results, performance or achievements of the company, or industry results, to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, but are not limited to: customer acceptance of our new traffic management, security, application delivery, optimization, diameter and virtualization offerings; the timely development, introduction and acceptance of additional new products and features by F5 or its competitors; competitive factors, including but not limited to pricing pressures, industry consolidation, entry of new competitors into F5’s markets, and new product and marketing initiatives by our competitors; increased sales discounts; uncertain global economic conditions which may result in reduced customer demand for our products and services and changes in customer payment patterns; global economic conditions and uncertainties in the geopolitical environment; overall information technology spending; litigation involving patents, intellectual property, shareholder and other matters, and governmental investigations; natural catastrophic events; a pandemic or epidemic; F5's ability to sustain, develop and effectively utilize distribution relationships; F5's ability to attract, train and retain qualified product development, marketing, sales, professional services and customer support personnel; F5's ability to expand in international markets; the unpredictability of F5's sales cycle; F5’s share repurchase program; future prices of F5's common stock; and other risks and uncertainties described more fully in our documents filed with or furnished to the Securities and Exchange Commission, including our most recent reports on Form 10-K and Form 10-Q and current reports on Form 8-K that we may file from time to time, which could cause actual results to vary from expectations. The financial information contained in this release should be read in conjunction with the consolidated financial statements and notes thereto included in F5’s most recent reports on Forms 10-Q and 10-K as each may be amended from time to time. All forward-looking statements in this press release are based on information available as of the date hereof and qualified in their entirety by this cautionary statement. F5 assumes no obligation to revise or update these forward-looking statements.

Q2 FY18 Earnings Release	Page 4 of 4

GAAP to non-GAAP Reconciliation
F5’s management evaluates and makes operating decisions using various operating measures. These measures are generally based on the revenues of its products, services operations and certain costs of those operations, such as cost of revenues, research and development, sales and marketing and general and administrative expenses. One such measure is net income excluding stock-based compensation, amortization of purchased intangible assets, acquisition-related charges, net of taxes, and certain non-recurring tax expenses and benefits, which is a non-GAAP financial measure under Section 101 of Regulation G under the Securities Exchange Act of 1934, as amended. This measure consists of GAAP net income excluding, as applicable, stock-based compensation, amortization of purchased intangible assets and acquisition-related charges. This measure of non-GAAP net income is adjusted by the amount of additional taxes or tax benefit that the company would accrue if it used non-GAAP results instead of GAAP results to calculate the company’s tax liability. Stock-based compensation is a non-cash expense that F5 has accounted for since July 1, 2005 in accordance with the fair value recognition provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718 Compensation—Stock Compensation (“FASB ASC Topic 718”). Amortization of intangible assets is a non-cash expense. Investors should note that the use of intangible assets contribute to revenues earned during the periods presented and will contribute to revenues in future periods. Acquisition-related expenses consist of professional services fees incurred in connection with acquisitions. In addition, restructuring charges have been excluded from GAAP net income for the purpose of measuring non-GAAP earnings and earnings per share in fiscal 2017, and litigation expenses primarily related to a jury verdict and other associated costs of that patent litigation have been excluded in fiscal 2016 and 2017.
Management believes that non-GAAP net income per share provides useful supplemental information to management and investors regarding the performance of the company’s core business operations and facilitates comparisons to the company’s historical operating results. Although F5’s management finds this non-GAAP measure to be useful in evaluating the performance of the core business, management’s reliance on this measure is limited because items excluded from such measures could have a material effect on F5’s earnings and earnings per share calculated in accordance with GAAP. Therefore, F5’s management will use its non-GAAP earnings and earnings per share measures, in conjunction with GAAP earnings and earnings per share measures, to address these limitations when evaluating the performance of the company’s core business. Investors should consider these non-GAAP measures in addition to, and not as a substitute for, financial performance measures in accordance with GAAP.
F5 believes that presenting its non-GAAP measure of earnings and earnings per share provides investors with an additional tool for evaluating the performance of the company’s core business and which management uses in its own evaluation of the company’s performance. Investors are encouraged to look at GAAP results as the best measure of financial performance. However, while the GAAP results are more complete, the company provides investors this supplemental measure since, with reconciliation to GAAP, it may provide additional insight into the company’s operational performance and financial results.
For reconciliation of this non-GAAP financial measure to the most directly comparable GAAP financial measure, please see the section in our Consolidated Income Statements entitled “Non-GAAP Financial Measures.”
About F5
F5 (NASDAQ: FFIV) makes apps go faster, smarter, and safer for the world’s largest businesses, service providers, governments, and consumer brands. F5 delivers cloud and security solutions that enable organizations to embrace the application infrastructure they choose without sacrificing speed and control. For more information, go to f5.com. You can also follow @f5networks on Twitter or visit us on LinkedIn and Facebook for more information about F5, its partners, and technologies.

F5 Networks, Inc.
Consolidated Balance Sheets
(unaudited, in thousands)

	March 31,	September 30,
	2018	2017
ASSETS
Current assets
Cash and cash equivalents	$595,917	$673,228
Short-term investments	428,756	343,700
Accounts receivable, net of allowances of $1,874 and $1,815	290,919	291,924
Inventories	29,512	29,834
Other current assets	62,125	67,538
Total current assets	1,407,229	1,406,224
Property and equipment, net	117,392	122,420
Long-term investments	350,241	284,802
Deferred tax assets	36,982	53,303
Goodwill	555,965	555,965
Other assets, net	49,337	53,775
Total assets	$2,517,146	$2,476,489
LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Accounts payable	$40,271	$50,760
Accrued liabilities	185,924	187,379
Deferred revenue	735,976	696,404
Total current liabilities	962,171	934,543
Other long-term liabilities	53,770	44,589
Deferred revenue, long-term	274,564	267,902
Deferred tax liabilities	27	63
Total long-term liabilities	328,361	312,554
Commitments and contingencies
Shareholders’ equity
Preferred stock, no par value; 10,000 shares authorized, no shares outstanding	—	—
Common stock, no par value; 200,000 shares authorized, 61,115 and 62,594 shares issued and outstanding	21,120	17,627
Accumulated other comprehensive loss	(20,980)	(17,997)
Retained earnings	1,226,474	1,229,762
Total shareholders’ equity	1,226,614	1,229,392
Total liabilities and shareholders’ equity	$2,517,146	$2,476,489

F5 Networks, Inc.
Consolidated Income Statements
(unaudited, in thousands, except per share amounts)

	Three Months Ended		Six Months Ended
	March 31,		March 31,
	2018	2017	2018	2017
Net revenues
Products	$237,558	$241,080	$464,861	$480,563
Services	295,746	277,168	591,634	553,643
Total	533,304	518,248	1,056,495	1,034,206
Cost of net revenues (1)(2)
Products	44,127	43,928	87,392	85,604
Services	45,518	43,984	89,640	87,570
Total	89,645	87,912	177,032	173,174
Gross profit	443,659	430,336	879,463	861,032
Operating expenses (1)(2)
Sales and marketing	169,970	164,705	337,904	329,219
Research and development	91,056	89,234	176,945	176,284
General and administrative	39,276	38,009	79,260	79,687
Litigation expense	—	(135)	—	(135)
Total	300,302	291,813	594,109	585,055
Income from operations	143,357	138,523	285,354	275,977
Other income, net	2,790	1,302	4,935	3,945
Income before income taxes	146,147	139,825	290,289	279,922
Provision for income taxes	36,511	46,687	92,224	92,566
Net income	$109,636	$93,138	$198,065	$187,356

Net income per share — basic	$1.79	$1.44	$3.20	$2.89
Weighted average shares — basic	61,420	64,479	61,812	64,841

Net income per share — diluted	$1.77	$1.43	$3.18	$2.87
Weighted average shares — diluted	62,059	65,028	62,351	65,389

Non-GAAP Financial Measures
Net income as reported	$109,636	$93,138	$198,065	$187,356
Stock-based compensation expense (3)	41,320	43,895	82,268	90,506
Amortization of purchased intangible assets	2,805	3,292	5,610	6,695
Litigation expense	—	(135)	—	(135)
Tax effects related to above items	(10,466)	(13,184)	(19,649)	(27,150)
Tax on deemed repatriation of undistributed foreign earnings	—	—	7,000	—
Remeasurement of net deferred tax assets due to change in U.S. tax rate	—	—	11,584	—
Net income excluding stock-based compensation expense, amortization of purchased intangible assets, litigation expense, and non-recurring tax expenses and benefits (non-GAAP) - diluted	$143,295	$127,006	$284,878	$257,272

Net income per share excluding stock-based compensation expense, amortization of purchased intangible assets, litigation expense, and non-recurring tax expenses and benefits (non-GAAP) - diluted	$2.31	$1.95	$4.57	$3.93

Weighted average shares - diluted	62,059	65,028	62,351	65,389

(1) Includes stock-based compensation expense as follows:
Cost of net revenues	$5,543	$5,554	$10,993	$10,771
Sales and marketing	15,555	18,110	31,033	35,160
Research and development	12,497	13,884	24,903	27,816
General and administrative	7,725	6,347	15,339	16,759
	$41,320	$43,895	$82,268	$90,506

(2) Includes amortization of purchased intangible assets as follows:
Cost of net revenues	$2,028	$2,532	$4,056	$5,317
Sales and marketing	252	251	504	503
General and administrative	525	509	1,050	875
	$2,805	$3,292	$5,610	$6,695

(3)    Stock-based compensation is accounted for in accordance with the fair value recognition provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718, Compensation – Stock Compensation (“FASB ASC Topic 718”)

F5 Networks, Inc.
Consolidated Statements of Cash Flows
(unaudited, in thousands)

	Six Months Ended
	March 31,
	2018	2017
Operating activities
Net income	$198,065	$187,356
Adjustments to reconcile net income to net cash provided by operating activities:
Realized loss (gain) on disposition of assets and investments	52	(7)
Stock-based compensation	82,268	90,506
Provisions for doubtful accounts and sales returns	691	455
Depreciation and amortization	30,049	30,278
Deferred income taxes	17,642	(214)
Changes in operating assets and liabilities:
Accounts receivable	314	(26,152)
Inventories	322	1,504
Other current assets	5,493	1,449
Other assets	(1,111)	(942)
Accounts payable and accrued liabilities	(5,308)	21,072
Deferred revenue	46,235	59,347
Net cash provided by operating activities	374,712	364,652
Investing activities
Purchases of investments	(353,414)	(146,236)
Maturities of investments	186,961	187,660
Sales of investments	9,248	40,737
Increase in restricted cash	(19)	(36)
Acquisition of intangible assets	—	(4,000)
Cash provided by sale of fixed asset	1,000	—
Purchases of property and equipment	(16,246)	(23,715)
Net cash (used in) provided by investing activities	(172,470)	54,410
Financing activities
Excess tax benefit from stock-based compensation	—	5,239
Proceeds from the exercise of stock options and purchases of stock under employee stock purchase plan	19,917	18,868
Repurchase of common stock	(300,046)	(300,042)
Net cash used in financing activities	(280,129)	(275,935)
Net (decrease) increase in cash and cash equivalents	(77,887)	143,127
Effect of exchange rate changes on cash and cash equivalents	576	(1,925)
Cash and cash equivalents, beginning of period	673,228	514,571
Cash and cash equivalents, end of period	$595,917	$655,773